UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported)                                       September 19, 2000
                                         ---------------------------------------

                              DT INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-23400              44-0537828
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


1949 East Sunshine, Suite 2-300, Springfield, Missouri          65804
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including
area code                                               (417) 890-0102
                                             -----------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

      On September 19, 2000, the Company issued a press release announcing that the senior management team has been restructured, the accounting investigation has been expanded and the Plaster Group proposal has been considered and rejected. A copy of the press release announcing these events is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.        Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1        Press Release dated September 19, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  September 19, 2000
                                          DT INDUSTRIES, INC.


                                          By: /s/ Stephen J. Gore
                                              Stephen J. Gore
                                              President and Chief Operating
                                              Officer